EXHIBIT 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED BY
SECTION 906 OF THE SARBANES — OXLEY ACT OF 2002
I, Robert D. Daleo, Executive Vice President and Chief Financial Officer of Thomson Reuters PLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
a) The Company’s Annual Report on Form 20-F for the year ended December 31, 2007 (the “Form 20-F”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
b) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated:  April 17, 2008

By	/s/ Robert D. Daleo
Robert D. Daleo
Executive Vice President and Chief Financial Officer

A signed original of this written statement has been provided to Thomson Reuters PLC and will be retained by Thomson Reuters PLC and furnished to the Securities and Exchange Commission or its staff upon request.